Alpine Income Trust

on behalf of each Series of the Trust

Supplement Dated June 9, 2011 to the
Statement of Additional Information dated March 1, 2011

The “Portfolio Transactions and Brokerage Transactions” section of the Statement of Additional Information for Alpine Income Trust is replaced with the language below.

PORTFOLIO TRANSACTIONS AND BROKERAGE TRANSACTIONS

          Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. It is anticipated that most purchase and sale transactions involving debt securities will be with the issuer, an underwriter, or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

          In placing orders for the purchase and sale of investments for the Funds, the Adviser places transactions with those brokers and dealers who they believe provide the most favorable prices and who are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit a Fund directly. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

Please retain this Supplement for future reference.